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                                                                   EXHIBIT 10.41

                                AMENDED EXHIBIT A

                           AMENDMENT OF SUBLEASE TERMS

         It is agreed that the following terms control the Sublease between SWMF Holdings Corporation, as "Landlord" and Esperion Therapeutics, as "Tenant" for the Subleased Premises located at the Southwest Michigan Innovation Center--McCracken Hall on the campus of Western Michigan University, Kalamazoo,
Michigan:

         1.    The Lease Amendment Date is: February 1, 2002;

         2.    The Rooms which are added to the original Sublease are: 5280C;

         3.    The additional square footage of the Subleased Premises is: 160;

         4.    The new total square footage of the Subleased Premises is: 3,424

         5.    The additional annual rent is: $2,000;

         6.    The additional monthly rent is: $166.66;

         7.    The new total annual rent is: $42,800;

         8.    The new total annual rent is: $3,566.66;

         9. The first amended rent payment is due on February 1, 2002 and shall continue on the same day of each month thereafter throughout the Lease Term.

Dated Effective: February 1, 2002

TENANT:                                   LANDLORD:
 Esperion Therapeutics, Inc.              Southwest Michigan Innovation Center
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 /s/ Roger S. Newton                       /s/ Barry Broome
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By: Roger S. Newton                       By: Barry Broome

Title: Pres/CEO                           Title: Executive Director/CEO
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